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                              SECURITY AGREEMENT



          This Security Agreement ("Agreement") is entered into as of March ___, 2000, by and between COMPLUS, L.P. ("Borrower"), a Delaware limited partnership, and ONEPOINT COMMUNICATIONS CORP. ("Lender"), a Delaware corporation.

                              W I T N E S S E T H

          WHEREAS, Lender has agreed to make a loan to Borrower, on terms and conditions more particularly described in the demand note of even dated herewith ("Demand Note");

          NOW, THEREFORE, as an inducement to cause Lender to make the loan to Borrower, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

          1.   Definition of Secured Indebtedness.  As used herein, "Secured
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Indebtedness" shall mean the obligations of Borrower under this Agreement and the indebtedness and obligations evidenced by the Demand Note.

          2.   Grant of Security Interest.  To secure the payment of the Secured
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Indebtedness, Borrower hereby grants to Lender a security interest in all of
Borrower's presently owned and hereafter acquired accounts, instruments, documents, and chattel paper and proceeds thereof (collectively the "Collateral").

          3.   Warranties.  Borrower warrants to Lender the following:
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               (a)  Title.  Borrower is the sole legal and equitable owner of
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the Collateral.  This warranty expressly covers all assets listed on Borrower's balance sheet(s) delivered or to be delivered to Lender.

               (b)  Valid Security Interest. This Agreement grants to Lender a
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valid security interest in the Collateral.

          4.   Subordinate Rights.  Lender explicitly acknowledges that its
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rights hereunder are subordinate, and subject to the rights of NationsBank of
Tennessee, N.A. ("NationsBank") pursuant to the Security Agreement dated June 27, 1997, as amended, between Borrower and NationsBank.

          5.   Limitation on Assignment of Accounts.  The security interest
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granted herein covering accounts shall be effective only to the extent that rights thereunder may be assigned under applicable laws without causing default under or termination of any agreements giving rise thereto.
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          6.   Compliance with Law; Taxes.  Borrower shall comply with all laws,
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regulations and other requirements of governmental bodies or agencies having jurisdiction pertaining to the ownership or operation of the Collateral, and Borrower shall pay all taxes and fees assessed on account of the Collateral as they become due.

          7.   Availability Upon Default.  Borrower covenants that if Lender
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declares a default hereunder and so requests, Borrower shall make all Collateral and records pertaining thereto available to Lender at a reasonable time and place.

          8.   Rental Proceeds.  Borrower acknowledges that the security
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interest granted herein extends to all of Borrower's rights as lessor under any future lease of any of the Collateral. Borrower acknowledges and agrees that all rental proceeds of the Collateral constitute "cash collateral" under the Bankruptcy Code. Notwithstanding Lender's consent to any proposed lease, such lease shall be subordinate to Lender's security interest in the leased Collateral unless Lender specifically agrees to the contrary in writing.

          9.   Warranties and Other Rights.  Borrower acknowledges that the
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security interest granted herein extends to all of Borrower's rights under warranties pertaining to the Collateral and also includes all rights of Borrower against any third party arising from damage to any Collateral.

          10.  Notice of Subsequent Leases.  Borrower agrees to give Lender
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prompt written notice if Borrower hereafter leases from others property of a type included in the Collateral or if Borrower accepts such property on consignment or as bailee.

          11.  Perfection.  Borrower agrees to take such actions may be
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necessary at any time to perfect Lender's security interest in the Collateral.
Without limiting the foregoing, Borrower agrees to immediately deliver to Lender, upon receipt by Borrower, any instrument, chattel paper, document or other Collateral (other than goods) in which a security interest may be perfected or Lender's rights against purchasers protected by possession, with any appropriate endorsement affixed. A copy of this Agreement may be filed as a financing statement.

          12.  Accounts.
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               (a)  Records of Accounts.  Borrower shall maintain detailed
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records of its accounts, including an itemized list of each charge giving rise to the accounts, the name and address of each account debtor, all relevant charge and billing dates, and all other information that Lender may deem necessary or which is ordinarily maintained with respect to such accounts. All records of the accounts shall be maintained at Borrower's chief executive office. If Lender so requires, Borrower shall store its account records in an appropriately fire-rated vault or Borrower shall store a duplicate set of records of accounts at an off-premises location. Lender may inspect such records at any reasonable time.

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               (b)  Information Regarding Accounts.  Upon demand, Borrower shall
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furnish Lender any information that Lender may reasonably request pertaining to
Borrower's accounts, including, but not limited to, a detailed listing of all account balances, arranged according to age of the accounts, together with the invoices evidencing the transactions that gave rise to the accounts, addresses, and phone numbers of all account debtors. Lender may cause Borrower or an independent auditor (at Borrower's expense) to obtain audit confirmations from Borrower's account debtors at any time.

               (c)  Specific Assignments.   Upon Lender's request, Borrower
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shall immediately execute and deliver to Lender additional specific assignments of any or all of its accounts.

          13.  No Burdensome Agreements.   Borrower warrants that Borrower is
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not a party to any contract or agreement and is not subject to any contingent liability that does or may impair Borrower's ability to perform under the terms of this Agreement. Borrower further warrants that the execution and performance of this Agreement will not cause a default, acceleration or other event under any other contract or agreement to which Borrower or any property of Borrower is subject, and will not result in the imposition of any charge, penalty, lien or other encumbrance against any of Borrower's property except in favor of Lender.

          14.  Legal and Binding Agreement.  Borrower warrants that the
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execution and performance of this Agreement will not violate nay judicial or administrative order or governmental law or regulation, and that this Agreement is valid, binding and enforceable in every respect to its terms.

          15.  No Consent Required.  Borrower warrants that Borrower's
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execution, delivery and performance of this Agreement do not require the consent of or the giving of notice to any third party including, but not limited to, any other lender, governmental body or regulatory authority, or that, to the extent such consent or notice is required, Borrower has obtained such consent or properly given such notice.

          16.  No Default.  Borrower warrants that, as of the execution of this
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Agreement, no default exists hereunder and no condition exists which, with the giving of notice, the passing of time, or both, would constitute such a default.

          17.  Default Defined. The occurrence of any one or more of the
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following events shall constitute a default under this Agreement:

               (a)  Monetary Default. The failure of Borrower to timely repay
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any amount due Lender under the Secured Indebtedness.

               (b)  Breach of Covenant. The failure of Borrower or any other
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party to perform or observe any obligation or covenant made with respect to the
Secured Indebtedness.

               (c)  Breach of Warranty. Lender's discovery that any
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representation or warranty in connection with this Agreement or the Secured
Indebtedness is materially false.

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               (d)  Default Under Other Document.  The occurrence of a default
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under the terms of any document evidencing, securing, or otherwise pertaining to the Secured Indebtedness.

          18.  Remedies Upon Default.  Upon default, Lender may pursue any or
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all of the following remedies, without any notice to Borrower except as required below:

               (a)  Notice of Default. Lender may give written notice of default
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to Borrower, following which Borrower shall not dispose of, conceal, transfer, sell or encumber any of the Collateral (including, but not limited to, cash proceeds) without Lender's prior written consent. Any such disposition, concealment, transfer or sale after the giving of such notice shall constitute a wrongful conversion of the Collateral. Lender may obtain a temporary restraining order or other equitable relief to enforce Borrower's obligation to refrain from so impairing Lender's Collateral.

               (b)  Setoff. Lender may exercise its lien upon and right of
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setoff against any monies, items, credits, deposits or instruments that Lender may have in its possession and which belong to Borrower or to any other person or entity liable for the payment of any or all of the Secured Indebtedness.

               (c)  Other Remedies. Lender may exercise any right that it may
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have under any other document evidencing or securing the Secured Indebtedness or otherwise available to Lender at law or equity.

               (d)  Attorney-in-Fact.  Borrower hereby irrevocable appoints
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Lender as Borrower's attorney-in-fact to take any action to facilitate Lender's exercise of its remedies hereunder.

          19.  Indulgence Not Waiver.  Lender's indulgence in the existence of a
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default hereunder or any other departure from the terms of this Agreement shall not prejudice Lender's rights to declare a default or otherwise demand strict compliance with this Agreement.

          20.  Cumulative Remedies. The remedies provided Lender in this
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Agreement are not exclusive of any other remedies that may be available to
Lender under any other document or at law or equity.

          21.  Amendment and Waiver in Writing.  No provision of this Agreement
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can be amended or waived, except by a statement in writing signed by the party against which enforcement of the amendment or waiver is sought.

          22.  Assignment.  This Agreement shall be binding upon and inure to
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the benefit of the respective heirs, successors and assigns of Borrower and
Lender, except that Borrower shall not assign any rights or delegate any obligations arising hereunder without the prior written consent of Lender. Any attempted assignment or delegation by Borrower without the required prior consent shall be void.

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          23.  Entire Agreement.  This Agreement and the other written
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agreements between Borrower and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein.

          24.  Severability.  Should any provision of this Agreement be invalid
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or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

          25.  Applicable Law.  The validity, construction and enforcement of
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this Agreement and all other documents executed with respect to the Secured
Indebtedness shall be determined according to the laws of Illinois applicable to contracts executed and performed entirely within that state, in which state this Agreement has been executed and delivered.

          Executed the date first written above.


                              COMPLUS, L.P.

                              By:  AMI-VCOM2, Inc. its General Partner

                                   By:  ______________________________

                                   Its:  _____________________________

                              ONEPOINT COMMUNICATIONS CORP.

                              By:  ___________________________________

                              Its:  __________________________________

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